SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: March 2, 2000


                           KIMBELL deCAR CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       33-7075-LA                   33-0179781
     --------                       ----------                   ----------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)



1820 Sharpless Drive, La Habra Heights, CA         90631
------------------------------------------         -----
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: None
--------------------------------------------------------

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

               On February 22, 2000, H. Daniel Boone entered into a Share Purchase Agreement with in which Mr. Boone agreed to sell
               2,400,000 shares of common stock of registrant to YCGD Assets, Inc.. Such shares being purchased represent 80% of the outstanding capital stock of the Company. YGCD contemplates acquiring or merging YCGD Assets, Inc. into the Company and retiring the shares purchased from H. Daniel Boone to treasury.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

               None.

Item 3. Bankruptcy or Receivership
----------------------------------

               None.

Item 4. Changes in Accountants
------------------------------

               None.

Item 5. Other Events
--------------------

               The company has entered into a letter of intent to negotiate a Share Exchange Agreement with YGCD Assets, Inc. whereby YGCD will become a wholly owned subsidiary of Kinbell deCar Corp..



Item 6. Resignation of Directors
--------------------------------

               It is anticipated that existing directors will resign and new directors will be appointed, concurrent with acquisition of YGCD Assets, Inc.

Item 7. Financial Statements Pro Forma Financial & Exhibits
-----------------------------------------------------------
 None

Exhibits
--------
10.1    Share Purchase Agreement
10.2    Letter of Intent

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2000         KIMBELL deCAR CORPORATION


                                                   By:  /s/Wesley F. Whiting
                                                        ____________________
                                                           Wesley F. Whiting
                                                           Secretary